UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 2, 2012

SBA Communications Corporation

(Exact Name of Registrant as Specified in its Charter)

Florida	000-30110	65-0716501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W. Boca Raton, FL		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2012, SBA Communications Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”), Mobilitie Holdings, L.L.C. (“Mobilitie”), Mobilitie Holdings II, L.L.C. (“Mobilitie II”), Mobilitie Investments LLC (f/k/a New Mobilitie Investments, LLC) (“New Mobilitie”), Mobilitie Investments II, LLC (f/k/a New Mobilitie Investments II, LLC) (“New Mobilitie II”), Orlin Properties, LLC (“Orlin,” and collectively with Mobilitie, Mobilitie II, New Mobilitie and New Mobilitie II, the “Selling Shareholders”) and Chicago Deferred Exchange Company, LLC, as qualified intermediary for certain selling shareholders listed therein, pursuant to which the Selling Shareholders will sell to the Underwriter 5,250,000 shares of the Company’s Class A common stock, par value $0.01 per share, at $50.16 per share. The 5,250,000 shares of the Company’s Class A common stock represent all of the stock issued as consideration in connection with the previously announced Mobilitie acquisition. The shares are being sold pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-179737) (the “Registration Statement”), which was effective upon filing with the Securities and Exchange Commission (“SEC”) on February 27, 2012, and the Company’s prospectus, dated February 27, 2012, as supplemented by the Company’s prospectus supplement, dated April 2, 2012, each as filed with the SEC. Pursuant to the Underwriting Agreement, the Company has agreed not to sell, pledge or otherwise dispose of any shares for a period of 45 days from April 2, 2012 without the prior written consent of the Underwriter, except as otherwise permitted under the terms of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties. The Underwriting Agreement is included as Exhibit 1.2 to this Form 8-K and is hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.2	Underwriting Agreement, dated April 2, 2012, by and among SBA Communications Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mobilitie Holdings, L.L.C., Mobilitie Holdings II, L.L.C., Mobilitie Investments, LLC (f/k/a New Mobilitie Investments, LLC), Mobilitie Investments II, LLC (f/k/a New Mobilitie Investments II, LLC), Orlin Properties, LLC and Chicago Deferred Exchange Company, LLC.

99.1	Press release issued by SBA Communications Corporation on April 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Brendan T. Cavanagh
Brendan T. Cavanagh
Senior Vice President and Chief Financial Officer

Date: April 5, 2012